UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2009

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition

On April 21, 2009, Lexmark International, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2009. The text of the press release announcing the financial results and the Supplemental Information Slides providing additional financial information are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 2.05.       Costs Associated with Exit or Disposal Activities

As part of the Company’s ongoing plan to consolidate manufacturing capacity and reduce costs and expenses worldwide, the Company today announced the planned closure of its inkjet cartridge manufacturing facility in Juarez, Mexico by the end of the first quarter of 2010 as well as the continued restructuring of its worldwide workforce (the “April 2009 Restructuring Plan”). This April 2009 Restructuring Plan is expected to impact about 360 positions worldwide, with approximately 270 coming from the closure of the facility in Juarez, Mexico. The Company expects the April 2009 Restructuring Plan will result in pre-tax charges of approximately $50 million with cash costs estimated at $10 million.  The Company expects the April 2009 Restructuring Plan to be substantially completed by the end of the first quarter of 2010 and currently expects total 2010 savings of more than $20 million, with more than $5 million in savings in 2009. The text of the press release announcing the workforce reduction and facility closure is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.                         Description of Exhibit
        99.1                          Press Release issued by Lexmark International, Inc., dated April 21, 2009.
        99.2                          Supplemental Information Slides

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations between the GAAP and non-GAAP financial measures contained in the press release in the financial statements attached thereto and in the Supplemental Information Slides posted on the Company’s investor relations website, each of which are filed herewith as Exhibits 99.1 and 99.2, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

April 21, 2009	By:	/s/ John W. Gamble, Jr.
John W. Gamble, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description of Exhibit

99.1	Press Release issued by Lexmark International, Inc., dated April 21, 2009.
99.2	Supplemental Information Slides